_________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           _________________________




         Date of report (Date of earliest event reported)      March 4, 1998



                         Cablevision Systems Corporation
                    (formerly named CSC Parent Corporation)
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               (Exact Name of Registrant as Specified in Charter)




           Delaware                   1-14764                 11-3415180
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 (State or Other Jurisdiction     (Commission File           (IRS Employer
       of Incorporation)              Number)             Identification No.)




                 One Media Crossways, Woodbury, New York 11797
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(Address of Principal Executive Offices)                  (Zip Code)



Registrant's telephone number, including area code (516) 364-8450
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                                       N/A
             (Former Name of Address, if Changed since Last Report)





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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On March 4, 1998 at 9:30 a.m. (E.S.T.) CSC Holdings, Inc. (formerly named Cablevision Systems Corporation), a Delaware corporation ("Old Cablevision"), completed a holding company restructuring (the "Holding Company Transaction") pursuant to an Amended and Restated Contribution and Merger Agreement, dated June 6, 1997 (the "Contribution and Merger Agreement"), by and among Old Cablevision, Cablevision Systems Corporation (formerly named CSC Parent Corporation), a Delaware corporation ("New Cablevision"), CSC Merger Corporation, a Delaware corporation ("Merger Sub"), and TCI Communications, Inc., a Delaware corporation ("TCI"). Pursuant to the Contribution and Merger Agreement, each outstanding share of Old Cablevision Class A Common Stock, par value $0.01 per share ("Old Cablevision Class A Common Stock"), and each outstanding share of Old Cablevision Class B Common Stock, par value $0.01 per share (together with the Cablevision Class A Common Stock, the "Old Cablevision Common Stock"), were automatically converted on a share for share basis for Class A Common Stock, par value $0.01 per share, of New Cablevision ("New Cablevision Class A Common Stock") and Class B Common Stock, par value $0.01 per share, of New Cablevision ("New Cablevision Class B Common Stock," and together with the New Cablevision Class A Common Stock, the "New Cablevision Common Stock"), respectively.


         Acquired Businesses

         In connection with the Holding Company Transaction, TCI caused to be contributed to New Cablevision (the "Contribution") and New Cablevision acquired all of the partnership interests and capital stock of certain entities (collectively, the "Contributed Entities") owned by TCI and all the assets (collectively, the "Contributed Assets") related to the business of certain cable television systems owned and operated by TCI and located in New Jersey, on Long Island and in New York's Rockland and Westchester counties. New Cablevision issued to certain TCI entities (the "TCI Transferors") an aggregate of 12,235,543 shares of New Cablevision Class A Common Stock. In addition, New Cablevision assumed certain liabilities related to the Contributed Entities and Contributed Assets, including an aggregate amount of indebtedness for borrowed money equal to $669 million. New Cablevision intends to continue the use of the assets of the Contributed Assets and the Contributed Entities substantially as used by TCI in the business of owning and operating cable television systems. The description of these acquired businesses under the caption "The Companies -- The Contributed Businesses" in the Proxy Statement and Prospectus of Old Cablevision and New Cablevision included


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in the Registration Statement (the "Prospectus"), a copy of which has been filed as an exhibit hereto, is incorporated by reference. A further description of these acquired businesses and New Cablevision after this acquisition is contained in the Joint Press Release of New Cablevision, and Tele-Communications, Inc. ("Tele-Communications") dated March 4, 1998, which is filed as an exhibit hereto and incorporated by reference herein.


         Related Party Transactions

         Immediately following the Contribution, pursuant to a Master Reorganization Agreement dated as of March 4, 1994 and a related Assignment and Assumption Agreement, each of which is included as an exhibit hereto and incorporated by reference herein, New Cablevision contributed its interest in certain of the Contributed Entities and in all of the Contributed Assets to wholly owned subsidiaries of New Cablevision. The description of this transaction under the caption "Potential Related Transactions - The Restructuring" in the Prospectus is hereby incorporated by reference.

         Old Cablevision, New Cablevision, Tele-Communications and the Class B Stockholders (as defined in the Voting Agreement) had entered into a Voting Agreement, dated as of November 21, 1997 (the "Voting Agreement"), pursuant to which, the Class B Entities, which collectively owned Old Cablevision stock representing a majority of Old Cablevision's total voting power, had agreed to vote and voted to approve and adopt the Contribution and Merger Agreement. The description in the Voting Agreement under the caption "Certain Related Agreements -- The Voting Agreement" in the Prospectus is hereby incorporated by reference.

         Simultaneously with the Contribution, New Cablevision, the TCI Transferors, Tele-Communication and the Class B Entities (as defined in the Stockholders Agreement) entered into a Stockholders Agreement (the "Stockholders Agreement") providing, among other things, for: (i) certain share transfer restrictions, (ii) certain rights to Board representation, (iii) consultation and preemptive rights and (iv) registration rights. A copy of the Stockholders Agreement has been filed as an exhibit hereto. The description of the Stockholders Agreement under the caption "Certain Related Agreements -- The Stockholders Agreement" in the Prospectus is hereby incorporated by reference.

         Financing

         Simultaneously with the Contribution, certain of the Contributed Entities and certain subsidiaries of New Cablevision formed to hold the Contributed Assets (collectively, the "Borrowers") entered into a $800 million bridge revolving credit facility (the "Bridge Credit Agreement") with a group of banks led by Toronto Dominion (Texas), Inc., as


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Administrative and Arranging Agent. The facility has a final maturity of March
4, 2000. The Bridge Credit Agreement has been filed as an exhibit hereto and is incorporated by reference herein, and any description of the Bridge Credit Agreement contained herein is qualified by reference thereto.

         On March 4, 1998, New Cablevision borrowed $670 million under the $800 million facility available to the Borrowers and used the proceeds to repay the amounts outstanding under the existing TCI credit facilities, certain intercompany debt owed to TCI and certain expenses. Upon payment and satisfaction of all outstanding indebtedness of the Contributed Entities and the Contributed Assets in the aggregate amount of $669 million, the credit agreements and notes governing such indebtedness were terminated.

         On March 4, 1998, the Borrowers had total usage under their $800 million credit facility of $670 million. Unrestricted and undrawn funds available to the Borrowers under the Bridge Credit Agreement amounted to approximately $130 million at that date.

         The Bridge Credit Agreement contains certain financial covenants that may limit the Borrowers' ability to utilize all of the undrawn funds available thereunder, including covenants requiring the Borrowers to maintain certain financial ratios and restricting the permitted uses of borrowed funds.

         Interest on outstanding amounts may be paid, at the option of the Borrowers, based on various formulas which relate to the prime rate or rates offered in the international interbank market for U.S. dollar deposits.

         New Cablevision believes that for the Borrowers, internally generated funds together with funds available under their existing credit agreement will be sufficient to meet their debt service requirements and to fund its capital expenditures through 1999.


ITEM 5.  OTHER EVENTS

         Consummation of Holding Company Transaction

         Following consummation of the Holding Company Transaction, Old Cablevision stockholders were not required to surrender their share certificates for exchange. Each share certificate representing outstanding shares of Old Cablevision Common Stock was automatically deemed to represent a like number of shares of the same class of New Cablevision Common Stock.



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         As a result of the Holding Company Transaction, New Cablevision has
become the holding company for Old Cablevision. In connection with the Holding Company Transaction, Old Cablevision's name was changed to CSC Holdings, Inc. and New Cablevision's name was changed to Cablevision Systems Corporation.

          The shares of New Cablevision Common Stock issued in the transactions were registered under the Securities Act of 1933 pursuant to New Cablevision's Registration Statement on Form S-4 (No. 333-44547, declared effective January 20, 1998). Reference is made to the Prospectus for additional information about this transaction.

         Listing of New Cablevision; Succession of New Cablevision to Old Cablevision

         The Old Cablevision Class A Common Stock was registered pursuant to
Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Pursuant to Rule 12g-3(a) under the Exchange Act, the shares of New Cablevision Class A Common Stock are deemed to be registered under Section 12(b) of the Exchange Act. Old Cablevision has filed a Form 15 with the Securities and Exchange Commission to terminate the registration under the Exchange Act of the Old Cablevision Class A Common Stock.

         The Old Cablevision Class A Common Stock was listed on the American Stock Exchange ("AMEX"). The shares of New Cablevision Class A Common Stock issued in the transaction discussed above have been approved for listing on the AMEX in substitution of the Old Cablevision Class A Common Stock and will continue to trade under the symbol "CVC" on the AMEX. The description of the New Cablevision Class A Common Stock contained under the caption "Description of Parent Capital Stock" in the Prospectus is incorporated by reference herein.

         The preferred stock and debt of Old Cablevision remained unchanged as securities of CSC Holdings, Inc., except that Old Cablevision's 8 1/2% Cumulative Convertible Exchangeable Preferred Stock, par value $0.01 per share (the "Series I Preferred Stock"), in accordance with its terms, became convertible into New Cablevision Class A Common Stock instead of being convertible into Old Cablevision Class A Common Stock and the convertible subordinated debentures that may be issued by Old Cablevision in exchange for the Series I Preferred Stock will be, when and if issued, convertible into New Cablevision Class A Common Stock instead of being convertible into Old Cablevision Class A Common Stock. The Series I Preferred Stock is listed on the AMEX and will remain listed as 8 1/2% Series I Cumulative Convertible Exchangeable Preferred Stock of CSC Holdings, Inc. The Series I Preferred Stock will continue to trade under the symbol "CVCp" on the AMEX.


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         Second Supplemental Indenture

         Old Cablevision and The Bank of New York, as trustee, entered into a Second Supplemental Indenture (the "Second Supplemental Indenture) dated as of March 4, 1998 in order to supplement the First Supplemental Indenture dated November 1, 1995 between Old Cablevision and The Bank of New York, as trustee, to reflect the Holding Company Restructuring. A form of the Second Supplemental Indenture is filed as an exhibit hereto and is incorporated by reference herein.

         One-for-One Stock Dividend

         The Board of Directors of New Cablevision declared on March 4, 1998 a common stock dividend of one share of New Cablevision Class A Common Stock, in respect of each issued and outstanding share of New Cablevision Class A Common and one share of New Cablevision Class B Common Stock, in respect of each issued and outstanding share of New Cablevision Class B Common Stock. The stock dividend is payable on March 30, 1998 to stockholders of record at the close of business on March 19, 1998. As a result of the stock dividend, the conversion price of the Series I Preferred Stock and, when and if issued, the Exchange Debentures will be reduced in accordance with their respective terms from $67.44 to $33.72. For a description of the stock dividend, see the Press Release of New Cablevision dated March 4, 1998, attached as an exhibit hereto and incorporated by reference herein.


         Rainbow Program Enterprises

         Effective as of the closings under the Contribution and Merger Agreement, certain minority limited partners in Rainbow Program Enterprises, a New York limited partnership and a subsidiary of Old Cablevision, contributed to New Cablevision their limited partnership interests in exchange for 52,000 shares of New Cablevision Class A Common Stock. The description of this transaction under the caption "Potential Related Transactions -- The Partnership Contribution" in the Prospectus is hereby incorporated by reference.

         Purchase of Interests in Cablevision of New York City, L.P.

         On March 4, 1998, pursuant to a letter agreement, dated November 25, 1997 between Charles F. Dolan and Old Cablevision, a wholly-owned subsidiary of Old Cablevision purchased Charles Dolan's remaining interests in Cablevision of New York City, L.P. ("Cablevision of NYC") for a cash payment of approximately $194 million. Old


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Cablevision financed the $194 million payment with borrowings under its principal bank credit facility. As a result of the purchase, Cablevision of NYC is wholly-owned by Old Cablevision. The description of this transaction under the caption "Potential Related Transactions -- The Dolan Partnership Transaction" in the Prospectus is hereby incorporated by reference.

         At-Home Transaction

         Effective October 2, 1997, Old Cablevision entered into a Letter Agreement and Term Sheet (the "Letter Agreement") with At Home Corporation ("At Home"), CSC At Home Holdings Corporation, a wholly owned subsidiary of Old Cablevision ("CSC At Home"), Comcast Corporation ("Comcast"), Cox Enterprises, Inc. ("Cox"), Kleiner, Perkins, Caufield & Byers and Tele-Communications pursuant to which Old Cablevision agreed to enter into agreements for the distribution of the At Home service over Old Cablevision's cable television systems on the same terms and conditions as Cox, Comcast and Tele-Communications. Pursuant to the Letter Agreement, At Home issued to CSC At Home a warrant (the "Warrant") to purchase up to 7,875,784 shares of At Home's Series A Common Stock at an exercise price of $0.50 per share. The Warrant was immediately exercisable, subject to the receipt of all necessary governmental consents and approvals. Also pursuant to the Letter Agreement, At Home issued to CSC At Home a warrant (the "Contingent Warrant") to purchase up to an additional 3,071,152 shares of At Home's Series A Common Stock at an exercise price of $0.50 per share. The Contingent Warrant is exercisable, subject to the receipt of all necessary governmental consents and approvals, as and to the extent certain cable television systems, including those systems included in the Contribution, are transferred from Tele-Communications and its controlled affiliates to Old Cablevision, New Cablevision or their controlled affiliates. As a result of the Contribution, the Contingent Warrant became immediately exercisable, subject to the receipt of all necessary governmental consents and approvals as to 2,355,514 of the 3,071,152 shares of At Home Series A Common Stock covered thereby. The balance of the shares covered by the Contingent Warrant will become exercisable if, as and when the pending acquisition of certain Connecticut cable television systems owned by affiliates of TCI is consummated. For a description of the pending acquisition of the Connecticut cable television systems, please see Old Cablevision's February 6, 1998 Current Report on Form 8-K, filed as an exhibit hereto and incorporated by reference herein.



ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
             AND EXHIBITS

     (c)  Exhibits - See Exhibit Index



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CABLEVISION SYSTEMS CORPORATION
                                      (formerly named CSC Parent Corporation)



                                       By /s/ William J. Bell
                                         ---------------------------------------
                                         Name:  William J. Bell
                                         Title: Vice Chairman






DATE:  March 18, 1998


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                                  EXHIBIT INDEX


2.1 Amended and Restated Contribution and Merger Agreement (incorporated by reference to Appendix A to the Form S-4 Registration Statement filed as Exhibit 99.1 hereto).

4.1 Stockholders Agreement, dated as of March 4, 1998, by and among Old Cablevision, Tele-Communications, Inc., a Delaware corporation, the Class B Entities (as defined in the Stockholders Agreement) and the Investors (as defined in the Stockholders Agreement).

4.2 Form of Supplemental Indenture, dated as of March 4, 1998 between CSC Holding, Inc. and The Bank of New York, as trustee.

10.1 Credit Agreement, dated as of March 4, 1998, among CSC TKR, Inc., Cablevision of Brookhaven, Inc., Cablevision of Oakland, Inc., Cablevision of Paterson, Inc., CSC TKR I, Inc and UA-Columbia Cablevision of Westchester, Inc., the Guarantors signatories thereto, the Banks parties thereto, together with their respective successors and assigns, Toronto Dominion (Texas), Inc., as Arranging Agent and as Administrative Agent, and The Bank of New York, The Bank of Nova Scotia, The Canadian Imperial Bank of Commerce, NationsBank of Texas, N.A. and The Chase Manhattan Bank, as Managing Agents.

10.2 Master Reorganization Agreement dated as of March 4, 1998 between New Cablevision and Old Cablevision.

99.1 CSC Parent Corporation Proxy Statement/Prospectus on Form S-4 (the "Form S-4 Registration Statement") (incorporated by reference to the registration statement on Form S-4 of CSC Parent Corporation, filed on January 20, 1998 (Reg. No. 333-44547)).

99.2 Joint Press Release, dated March 4, 1998, of Tele-Communications, Inc. and Cablevision Systems Corporation.

99.3     Press Release, dated March 4, 1998 of Cablevision Systems Corporation.

99.4 Old Cablevision Current Report on Form 8-K, filed on February 6, 1998 (incorporated by reference to Form 8-K of Cablevision Systems Corporation, filed on February 6, 1998).


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